Exhibit 99.1

Entercom Communications Corp.

Reports Second Quarter Results

(Bala Cynwyd, Pa. August 6, 2015) Entercom Communications Corp. (NYSE: ETM) today reported financial results for the quarter ended June 30, 2015.

Second Quarter Highlights

•	Net revenues for the quarter increased slightly to $100.6 million

•	Station expenses increased 2% to $69.6 million

•	Station operating income decreased 4% to $31.0 million

•	Adjusted EBITDA decreased 5% to $25.6 million

•	Adjusted net income per share decreased 9% to $0.21

•	Free cash flow was $14.2 million

David J. Field, President and Chief Executive Officer, stated: “This has been an active and highly productive time for Entercom on a number of fronts. We are highly enthusiastic about our new acquisitions which offer significant upside potential and we are also excited about a number of other emerging, proprietary opportunities for growth and value creation. Second quarter revenues were up fractionally led by 4% growth in our local revenues as we gained significant share in a fairly lackluster ad market. Looking ahead, pacings have accelerated since May and we are increasingly optimistic about core business trends for the second half of 2015.”

Additional Information

In July, the Company closed its acquisition of Lincoln Financial Media (“LFM”). Upon closing of the LFM transaction, Entercom commenced operations of KSWD-FM (The Sound) Los Angeles under a time brokerage agreement (“TBA”) with Bonneville International Corporation (“Bonneville”). At the same time, Bonneville commenced operations of Entercom’s Denver stations KOSI-FM, KYGO-FM, KKFN-FM and KEPN-AM under a TBA with Entercom.

As a result of the closing of the LFM acquisition and the commencement of the KSWD-FM TBA, Entercom expanded its footprint to four new top 20 markets, Atlanta, Miami, Los Angeles and San Diego, and added 14 stations to its portfolio. The Company now operates in every major market on the West Coast and enters Los Angeles, the #1 market for radio revenue. Entercom’s new Los Angeles station The Sound is one of the market’s leading stations among adults and men.

Exhibit 99.1 - Page 1

Closing of the Bonneville-Entercom station exchange is subject to FCC approval and other customary closing conditions. Entercom expects this transaction to close by the fourth quarter of this year.

As of June 30, 2015 the Company had $478.6 million of senior debt and senior notes and $43.7 million in cash. The Company paid the $105 million LFM purchase price using cash on hand, by drawing on the Company’s revolving credit facility and by issuing $27.5 million in new Series A Cumulative Convertible Preferred Stock to be held by Lincoln Financial Group.

Earnings Conference Call and Company Information

Entercom will hold a conference call regarding the quarterly earnings release on Thursday, August 6, 2015 at 10:00 AM Eastern Time. Investors will have the opportunity to submit questions to the Company regarding the second quarter earnings release by emailing their inquiries to questions@entercom.com. Questions should be sent at least 10 minutes prior to the call. The Company will only discuss inquiries made by email prior to the conference call. The public may access the conference call by dialing 888-889-0278 (passcode: Entercom). A replay of the conference call will be available and can be accessed either by dialing 866-501-8776 or by visiting the Company’s website: www.entercom.com. Additional information and reconciliation of same station results are available on the Company’s website at www.entercom.com.

About Entercom

Entercom Communications Corp. (NYSE: ETM), is the fourth-largest radio broadcasting company in the United States, with a portfolio of 125 highly-rated radio stations in 27 top markets across the country. Known for developing unique and highly successful locally programmed stations, Entercom’s brands reach and engage close to 40 million people each week, delivering a curated mix of outstanding local personalities and a broad range of compelling music, news, talk and sports content.

Founded in 1968, Philadelphia-based Entercom also operates hundreds of events each year attracting millions of attendees, and provides customers with a broad range of digital marketing solutions through its SmartReach Digital products.

More information is available at www.Entercom.com, Facebook, and Twitter (@entercom).

Certain Definitions

All references to per share data, unless stated otherwise, are presented as per diluted share. All references to shares outstanding, unless stated otherwise, are presented to exclude unvested restricted stock units. All references to net debt are outstanding debt net of cash on hand.

Station expenses consist of station operating expenses excluding non-cash compensation expense.

Corporate expenses consist of corporate general and administrative expenses excluding non-cash compensation expense.

Exhibit 99.1 - Page 2

Station operating income consists of operating income (loss) before: depreciation and amortization; time brokerage agreement fees (income); corporate general and administrative expenses; non-cash compensation expense (which is otherwise included in station operating expenses); impairment loss; merger and acquisition costs; and gain or loss on sale or disposition of assets.

Adjusted EBITDA consists of net income (loss), adjusted to exclude: income taxes (benefit); total other expense; depreciation and amortization; time brokerage agreement fees (income); non-cash compensation expense (which is otherwise included in station operating expenses and corporate G&A expenses); impairment loss; merger and acquisition costs; and gain or loss on sale or disposition of assets.

Free cash flow consists of operating income (loss): (i) plus depreciation and amortization, net (gain) loss on sale or disposal of assets; non-cash compensation expense (which is otherwise included in station operating expenses and corporate general and administrative expenses), impairment loss; merger and acquisition costs; and (ii) less net interest expense (excluding amortization of deferred financing costs), taxes paid and capital expenditures.

Adjusted net income consists of net income (loss) adjusted to exclude: (i) income taxes (benefit) as reported; (ii) gain/loss on sale of assets, derivative instruments and investments; (iii) non-cash compensation expense; (iv) other income; (v) impairment loss; (vi) merger and acquisition costs; and (vii) gain/loss on early extinguishment of debt. For purposes of comparability, income taxes are reflected at the expected statutory federal and state income tax rate of 42% without discrete items of tax.

Adjusted net income per share includes any dilutive equivalent shares when not anti-dilutive.

Same station is computed by comparing the performance of stations operated by the Company throughout the relevant period to the comparable performance in the prior year’s corresponding period (excluding non-cash compensation expense). Any acquisition or disposition of radio stations not deemed to be material by management is ignored for the purpose of computing this data. There were no material acquisitions during the periods presented in the tables below.

Non-GAAP Financial Measures

It is important to note that station operating income, station expense, corporate expense, same station net revenues, same station expenses, same station operating income, adjusted EBITDA, adjusted net income, adjusted net income per share and free cash flow are not measures of performance or liquidity calculated in accordance with generally accepted accounting principles (“GAAP”). Management believes that these measures are useful as a way to evaluate the Company and the means for management to evaluate our radio stations’ performance and operations. Management believes that these measures are useful to an investor in evaluating our performance because they are widely used in the broadcast industry as a measure of a radio company’s operating performance.

Certain adjusted non-GAAP financial measures are presented in this release (e.g., adjusted net income and adjusted net income per share). The adjustments exclude gain/loss on sale of assets, derivative instruments, and investments; non-cash compensation expense, other income,

Exhibit 99.1 - Page 3

impairment loss and gain/loss on early extinguishment of debt. Management believes these adjusted non-GAAP measures provide useful information to Management and investors by excluding certain income, expenses and gains and losses that may not be indicative of the Company’s core operating and financial results. Similarly, Management believes these adjusted measures are a useful performance measure because certain items included in the calculation of net income (loss) may either mask or exaggerate trends in the Company’s ongoing operating performance. Further, the reconciliations corresponding to these adjusted measures, by identifying the individual adjustments, provide a useful mechanism for investors to consider these adjusted measures with some or all of the identified adjustments.

Management uses these non-GAAP financial measures on an ongoing basis to help track and assess the Company’s financial performance. You, however, should not consider non-GAAP measures in isolation or as substitutes for net income (loss), operating income, or any other measure for determining our operating performance that is calculated in accordance with generally accepted accounting principles. These non-GAAP measures are not necessarily comparable to similarly titled measures employed by other companies. The accompanying financial tables provide reconciliations to the nearest GAAP measure of all non-GAAP measures provided in this release.

Note Regarding Forward-Looking Statements

The information in this news release is being widely disseminated in accordance with the Securities and Exchange Commission’s Regulation FD.

This news announcement contains certain forward-looking statements that are based upon current expectations and certain unaudited pro forma information that is presented for illustrative purposes only and involves certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Additional information and key risks are described in the Company’s filings on Forms 8-K, 10-Q and 10-K with the Securities and Exchange Commission. Readers should note that these statements might be impacted by several factors including changes in the economic and regulatory climate and the business of radio broadcasting, in general. The unaudited pro forma information and same station operating data reflect adjustments and are presented for comparative purposes only and do not purport to be indicative of what has occurred or indicative of future operating results or financial position. Accordingly, the Company’s actual performance may differ materially from those stated or implied herein. The Company assumes no obligation to publicly update or revise any unaudited pro forma or forward-looking statements.

Contact:

Steve Fisher

Executive Vice President and Chief Financial Officer

610-660-5647

Exhibit 99.1 - Page 4

Second Quarter 2015

Earnings Release

ENTERCOM COMMUNICATIONS CORP.

FINANCIAL DATA

(amounts in thousands, except per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
STATEMENTS OF OPERATIONS
Net Revenues	$100,592	$100,201	$179,012	178,436

Station Expenses	69,632	67,962	128,822	125,787
Station Expense - Non-Cash Compensation	368	259	545	395
Corporate Expenses	5,389	5,333	10,733	10,676
Corporate Expenses - Non-Cash Compensation	1,062	1,026	1,997	2,099
Depreciation And Amortization	1,905	1,867	3,860	3,841
Merger And Acquisition Costs	2,031	—	3,754	—
Net Gain On Sale Or Disposition of Assets	(410)	(162)	(567)	(202)

Total Operating Expenses	79,977	76,285	149,144	142,596

Operating Income	20,615	23,916	29,868	35,840

Other Expense (Income) Items:
Net Interest Expense	9,313	9,812	18,592	19,715
Other Income	—	55	—	—

Total Other Expense	9,313	9,867	18,592	19,715

Income Before Income Taxes	11,302	14,049	11,276	16,125
Income Taxes	4,555	5,912	4,622	6,625

Net Income	$6,747	$8,137	$6,654	$9,500

Net Income Per Share - Basic	$0.18	$0.22	$0.17	$0.25

Net Income Per Share - Diluted	$0.17	$0.21	$0.17	$0.25

Weighted Common Shares Outstanding - Basic	38,074	37,687	38,071	37,681

Weighted Common Shares Outstanding - Diluted	38,929	38,446	39,027	38,515

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Capital Expenditures	$2,750	$3,149	$4,744	$4,782
Income Taxes Paid	$65	$78	$81	$79
Cash Interest	$14,595	$14,890	$17,456	$17,960

SELECTED BALANCE SHEET DATA	June 30,
	2015	2014
Cash and Cash Equivalents	$43,663	$7,099
Total Assets	$942,142	$908,595
Current Portion Of Senior Debt	$29,835	$5,886
Senior Debt (including Current Debt)	$260,500	$272,000
Senior Notes	$218,094	$217,772
Total Shareholders’ Equity	$336,728	$309,507

Exhibit 99.1 - Page 5

OTHER FINANCIAL DATA

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Reconciliation Of GAAP Station Operating Expenses To Station Expenses
Station Operating Expenses	$70,000	$68,221	$129,367	$126,182
Station Expenses - Non-Cash Compensation	(368)	(259)	(545)	(395)

Station Expenses	$69,632	$67,962	$128,822	$125,787

Reconciliation Of GAAP Corporate General & Administrative Expenses to Corporate Expenses
Corporate General & Administrative Expenses	$6,451	$6,359	$12,730	$12,775
Corporate Expenses - Non-Cash Compensation	(1,062)	(1,026)	(1,997)	(2,099)

Corporate Expenses	$5,389	$5,333	$10,733	$10,676

Reconciliation Of GAAP Operating Income To Station Operating Income
Operating Income	$20,615	$23,916	$29,868	$35,840
Corporate Expenses	5,389	5,333	10,733	10,676
Corporate Expenses - Non-Cash Compensation	1,062	1,026	1,997	2,099
Station Expenses - Non-Cash Compensation	368	259	545	395
Depreciation And Amortization	1,905	1,867	3,860	3,841
Merger And Acquisition Costs	2,031	—	3,754	—
Net Gain On Sale Or Disposition of Assets	(410)	(162)	(567)	(202)

Station Operating Income	$30,960	$32,239	$50,190	$52,649

Reconciliation Of GAAP Net Income To Adjusted EBITDA
Net Income	$6,747	$8,137	$6,654	$9,500
Income Taxes	4,555	5,912	4,622	6,625
Total Other Expense	9,313	9,867	18,592	19,715
Corporate Expenses - Non-Cash Compensation	1,062	1,026	1,997	2,099
Station Expenses - Non-Cash Compensation	368	259	545	395
Depreciation And Amortization	1,905	1,867	3,860	3,841
Merger And Acquisition Costs	2,031	—	3,754	—
Net Gain On Sale Or Disposition of Assets	(410)	(162)	(567)	(202)

Adjusted EBITDA	$25,571	$26,906	$39,457	$41,973

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Reconciliation Of GAAP Net Income To Free Cash Flow
Net Income	$6,747	$8,137	$6,654	$9,500
Depreciation And Amortization	1,905	1,867	3,860	3,841
Deferred Financing Costs Included In Interest Expense	716	1,048	1,423	2,134
Amortization Of Original Issue Discount Included In Interest Expense	84	75	165	149
Non-Cash Compensation Expense	1,430	1,285	2,542	2,494
Merger And Acquisition Costs	2,031	—	3,754	—
Net Gain On Sale Or Disposition of Assets	(410)	(162)	(567)	(202)
Other Income	—	55	—	—
Income Taxes	4,555	5,912	4,622	6,625
Capital Expenditures	(2,750)	(3,149)	(4,744)	(4,782)
Income Taxes Paid	(65)	(78)	(81)	(79)

Free Cash Flow	$14,243	$14,990	$17,628	$19,680

Exhibit 99.1 - Page 6

Reconciliation Of GAAP Operating Income To Free Cash Flow:
Operating Income	$20,615	$23,916	$29,868	$35,840
Depreciation and Amortization	1,905	1,867	3,860	3,841
Non-Cash Compensation Expense	1,430	1,285	2,542	2,494
Interest Expense, Net of Interest Income, Deferred Financing Costs & OID	(8,513)	(8,689)	(17,004)	(17,432)
Capital Expenditures	(2,750)	(3,149)	(4,744)	(4,782)
Merger And Acquisition Costs	2,031	—	3,754	—
Net Gain On Sale Or Disposition of Assets	(410)	(162)	(567)	(202)
Income Taxes Paid	(65)	(78)	(81)	(79)

Free Cash Flow	$14,243	$14,990	$17,628	$19,680

Reconciliation Of GAAP Net Income To Adjusted Net Income
Net Income	$6,747	$8,137	$6,654	$9,500
Income Taxes	4,555	5,912	4,622	6,625
Merger And Acquisition Costs	2,031	—	3,754	—
Net Gain On Sale Or Disposition of Assets	(410)	(162)	(567)	(202)
Other Income	—	55	—	—
Non-Cash Compensation Expense	1,430	1,285	2,542	2,494

Adjusted Income Before Income Taxes	14,353	15,227	17,005	18,417
Income Taxes	6,028	6,395	7,142	7,735

Adjusted Net Income	$8,325	$8,832	$9,863	$10,682

Weighted Average Diluted Shares Outstanding
Weighted Average Diluted Shares Outstanding - Diluted	38,929	38,446	39,027	38,515

Adjusted Net Income Per Share - Diluted	$0.21	$0.23	$0.25	$0.28

Exhibit 99.1 - Page 7